UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 11, 2005

NCR CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1700 S. Patterson Blvd.

Dayton, Ohio 45479

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (937) 445-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

NCR Corporation (the “Company”) is furnishing the following information as required under Item 2.02 “Results of Operations and Financial Condition” of Form 8-K. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

On April 11, 2005, the Company issued a press release announcing its expected first-quarter 2005 revenue and earnings per share amounts along with its updated forecast for 2005 earnings per share. A copy of the press release is furnished as Exhibit 99.1 of this report.

Item 8.01 Other Events.

As previously announced in a Current Report on Form 8-K, dated March 31, 2005, Mark Hurd resigned as President and Chief Executive Officer (“CEO”) of the Company effective as of March 30, 2005, and concurrently resigned from the Company’s Board of Directors (the “Board”). Upon Mr. Hurd’s resignation, the Board named James M. Ringler as President and interim CEO of the Company. While serving in this capacity, Mr. Ringler will no longer be considered an independent member of the Board and has resigned from the Board’s Compensation Committee. In connection with this change in the Company’s CEO position, the Board has taken the following actions:

(1) elected Victor Lund as an independent member of the Board’s Compensation Committee;

(2) removed Mr. Hurd as a member of the Board’s Executive Committee, and elected Mr. Ringler to that committee;

(3) removed Mr. Hurd and appointed Mr. Ringler as a proxy, along with Peter Bocian and Jon Hoak, with full power of substitution, to act for the Company and to vote at the Company’s Annual Meeting of Stockholders scheduled for April 27, 2005, and any postponement or adjournment thereof, all proxies given with respect to said meeting and any postponement or adjournment thereof;

(4) reduced the size of the Board from nine to eight members;

(5) formed a special committee of the Board for the limited purpose of conducting an executive search for candidates for the position of President and Chief Executive Officer of the Company and recommending a candidate for Board approval (the “CEO Search Committee”); and

(6) named the following independent directors to the CEO Search Committee: Edward P. (Pete) Boykin, Chair; Linda Fayne Levinson; C.K. Prahalad; and James M. Ringler.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

The following exhibit is filed with this current report on Form 8-K:

Exhibit Number Description of Exhibit

99.1	Press Release dated April 11, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCR CORPORATION

Date: April 13, 2005	By:	/s/ Peter J. Bocian
Peter J. Bocian
Senior Vice President and Chief Financial Officer

Index to Exhibit

Exhibit No.	Description
99.1	Press Release dated April 11, 2005.